Exhibit 10.1

NUVEEN GLOBAL CITIES REIT, INC.

UP TO $5,000,000,000 OF COMMON STOCK

CLASS T and I SHARES

SELECTED DEALER AGREEMENT

July 9, 2019

SELECTED DEALER AGREEMENT

Ameriprise Financial Services, Inc.

369 Ameriprise Financial Center

Minneapolis, MN 55474

Ladies and Gentlemen:

Each of Nuveen Global Cities REIT, Inc., a Maryland corporation (the “Company”), and Nuveen Securities, LLC, a Delaware limited liability company (the “Dealer Manager”), hereby confirms its agreement with Ameriprise Financial Services, Inc., a Delaware corporation (“Ameriprise”), as follows:

1.    Introduction. This Selected Dealer Agreement (the “Agreement”) sets forth the understandings and agreements whereby Ameriprise will offer and sell on a best efforts basis for the account of the Company, Class T and Class I, collectively the “Shares”) of the Company’s common stock (the “Common Stock”), par value $0.01 per share, registered pursuant to the Registration Statement (as defined below) at the per share price set forth in the Registration Statement from time to time (subject to certain volume and other discounts described therein) (the “Offering”), which Offering includes Shares being offered pursuant to the Company’s distribution reinvestment plan (the “DRIP”). Ameriprise only will offer and sell the Class I Shares to its officers, directors, employees, and registered representatives of Ameriprise or its affiliates, including immediate family members of such persons. The Shares are more fully described in the Registration Statement.

Ameriprise is hereby invited to act as a selected dealer for the Offering, subject to the other terms and conditions set forth below.

2.    Representations and Warranties of the Company and the Dealer Manager.

The Company and the Dealer Manager (collectively, the “Issuer Entities”), jointly and severally, represent, warrant and covenant with Ameriprise for Ameriprise’s benefit that, as of the date hereof and at all times during the term of this Agreement:

(a)    Registration Statement and Prospectus. The Company has filed with the Securities and Exchange Commission (the “Commission”) an effective registration statement on Form S-11 (File No. 333-222231), for the registration of up to $5,000,000,000 in Class T, Class S, Class D and Class I shares of Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), and the regulations thereunder (the “Regulations”). The registration statement, as amended, and the prospectus, as amended or supplemented, on file with the Commission at the Effective Date (as defined below) of the registration statement (including financial statements, exhibits and all other documents related thereto filed as a part thereof or incorporated therein), and any registration statement filed under Rule 462(b) of the Securities Act, are respectively hereinafter referred to as the “Registration Statement” and the “Prospectus,” except that if the Registration Statement is amended by a post-effective amendment, the term “Registration Statement” shall, from and after the declaration of effectiveness of such post-effective amendment, refer to the Registration Statement as so amended and the term “Prospectus” shall refer to the Prospectus as so amended or supplemented to date, and if any Prospectus filed by the Company pursuant to Rule 424(b) or 424(c) of the Regulations shall differ from the Prospectus on file at the time the Registration Statement or any post-effective amendment shall become effective, the term “Prospectus” shall refer to the Prospectus filed pursuant to either Rule 424(b) or 424(c) from and after the date on which it shall have been filed with the Commission. Further, if a separate registration statement is filed and becomes effective with respect solely to the DRIP (a “DRIP Registration Statement”), the term “Registration Statement” shall refer to such DRIP Registration Statement from and after the declaration of effectiveness of such DRIP Registration Statement, as such registration statement may be amended or supplemented from time to time. If a separate prospectus is filed and becomes effective with respect solely to the DRIP (a “DRIP Prospectus”), the term “Prospectus” shall refer to such DRIP Prospectus from and after the declaration of effectiveness of such DRIP Prospectus, as such prospectus may be amended or supplemented from time to time.

(b)    Compliance with the Securities Act. The Registration Statement has been prepared and filed by the Company and has been declared effective by the Commission and the Shares have been registered or qualified for sale under the respective securities laws of such jurisdictions as indicated in the Blue Sky Memorandum (defined in Section 4(d) herein), as updated from time to time pursuant to the terms of Section 4(d). Neither the Commission nor any state securities authority has issued any order preventing or suspending the use of any Prospectus filed with the Registration Statement or any amendments or supplements thereto and no proceedings for that purpose have been instituted, or to the Company’s knowledge, are threatened or contemplated by the Commission or by any of the state securities authorities. At the time the Registration Statement first became effective (the “Effective Date”) and at the time that any post-effective amendments thereto or any additional registration statement filed under Rule 462(b) of the Securities Act becomes effective, the Registration Statement or any amendment thereto (1) complied, or will comply, as to form in all material respects with the requirements of the Securities Act and the Regulations and (2) did not or will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) or 424(c) of the Regulations and at all times subsequent thereto through the date on which the Offering is terminated (“Termination Date”), the Prospectus will comply in all material respects with the requirements of the Securities Act and the Regulations, and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Any Prospectus delivered to Ameriprise will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(c)    The Company. The Company has been duly incorporated and validly exists as a corporation in good standing under the laws of the State of Maryland with full power and authority to conduct the business in which it is engaged as described in the Prospectus, including without limitation to acquire properties as more fully described in the Prospectus, including land and buildings, as well as properties upon which properties are to be constructed for the Company or to be owned by the Company (the “Properties”) or make loans, or other permitted investments as referred to in the Prospectus. The Company and each of its subsidiaries is duly qualified to do business as a foreign corporation, limited liability company or limited partnership, as applicable, and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type that would make such qualification necessary except where the failure to be so qualified or in good standing could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Material Adverse Effect” means a material adverse effect on, or material adverse change in, the general affairs, business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business.

(d)    The Shares. The Shares, when issued, will be duly and validly issued, and upon payment therefor, will be fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus; no holder thereof will be subject to personal liability for the obligations of the Company solely by reason of being such a holder; such Shares are not subject to the preemptive rights of any stockholder of the Company; and all corporate action required to be taken for the authorization, issuance and sale of such Shares has been validly and sufficiently taken. All shares of the Company’s issued and outstanding capital stock have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company were issued in violation of the preemptive or other similar rights of any stockholder of the Company.

(e)    Capitalization. The authorized capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus under the caption “Description of Capital Stock.” Except as disclosed in the Prospectus: no shares of Common Stock have been or are to be reserved for any purpose; there are no outstanding securities convertible into or exchangeable for any shares of Common Stock; and there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of Common Stock or any other securities of the Company.

(f)    Violations. No Issuer Entity or any respective subsidiary thereof is (i) in violation of its charter or bylaws, its partnership agreement, declaration of trust or trust agreement, or limited liability company agreement (or other similar agreement), as the case may be; (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which such Issuer Entity is a party or by which any of them may be bound or to which any of the respective properties or assets of such Issuer Entity is subject (collectively, “Agreements and Instruments”); or (iii) in violation of any law, order, rule or regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its property, except in the case of clauses (ii) and (iii), where such conflict, breach, violation or default would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The execution, delivery and performance by each Issuer Entity, as applicable, of this Agreement, that certain Dealer Manager Agreement between the Dealer Manager and the Company (as amended and restated from time to time, the “Dealer Manager Agreement”), the Selected Dealer Agreements between the Dealer Manager and, with the exception of Ameriprise, each of the selected dealers soliciting subscriptions for shares of Common Stock pursuant to the Offering (collectively, the “Selected Dealer Agreements”) and the First Amended and Restated Advisory Agreement among the Company, Nuveen Global Cities REIT OP, LP, a Delaware limited partnership (the “Operating Partnership”), and Nuveen Real Estate Global Cities Advisors, LLC, a Delaware limited liability company (the “Advisor”), (as amended and restated from time to time, the “Advisory Agreement”) and the consummation of the transactions contemplated herein and therein (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption “Estimated Use of Proceeds”) and compliance by the Issuer Entities with their obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, default or Repayment Event (as defined below) under any of the Agreements and Instruments, or result in the creation or imposition of any Lien (as defined below) upon any property or assets of any Issuer Entity or any respective subsidiary thereof (except for such conflicts, breaches, defaults or Repayment Events or Liens that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect) nor will such action result in any violation of the provisions of the charter or bylaws (or similar document) of any Issuer Entity or any respective subsidiary thereof; or any applicable law, rule, regulation, or governmental or court judgment, order, writ or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Issuer Entities or any of their properties, except for such violations that would not reasonably be expected to have a Material Adverse Effect. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or substantially all of such indebtedness by an Issuer Entity or any respective subsidiary thereof. “Lien” means any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on any asset.

(g)    Financial Statements. The consolidated financial statements of the Company and the financial statements of each entity acquired by the Company (each, an “Acquired Entity”), including the schedules and notes thereto, which have been filed as part of the Registration Statement and those included in the Prospectus present fairly in all material respects the financial position of the Company, its consolidated subsidiaries and each such Acquired Entity, as applicable, as of the date indicated and the results of its operations, stockholders’ equity and cash flows of the Company, and its consolidated subsidiaries and each such Acquired Entity, as applicable, for the periods specified; said financial statements have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis or, if such entity is a foreign entity, such other accounting principles applicable to such foreign entity, (except as may be expressly stated in the related notes thereto) and comply with the requirements of Regulation S-X promulgated by the Commission. PricewaterhouseCoopers LLP, or such other independent accounting firm that the Company may engage from time to time, whose report is filed with the Commission as a part of the Registration Statement, is, with respect to the Company and its subsidiaries, an independent accounting firm as required by the Securities Act and the Regulations and have been registered with the Public Company Accounting Oversight Board. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Registration Statement or the Prospectus, or incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Item 10 of Regulation S-K of the Securities Act, to the extent applicable.

(h)    No Subsequent Material Events. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated in or contemplated by the Registration Statement and the Prospectus, (a) there has not been any Material Adverse Effect, (b) there have not been any material transactions entered into by the Company except in the ordinary course of business, and (c) except for regular distributions on the Common Stock and the Company’s preferred stock, par value $0.01 per share, paid in cash or reinvested in DRIP Shares, there has been no distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(i)    Investment Company Act. The Company is not, will not become by virtue of the transactions contemplated by this Agreement and the application of the net proceeds therefrom as contemplated in the Prospectus, and does not intend to conduct its business so as to be, an “investment company” as that term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and it will exercise reasonable diligence to ensure that it does not become an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(j)    Authorization of Agreements. This Agreement, the Dealer Manager Agreement, the Selected Dealer Agreements and the Advisory Agreement have been duly and validly authorized, executed and delivered by the Company, the Dealer Manager, the Advisor and the Operating Partnership, as applicable, and constitute valid, binding and enforceable agreements of the Company, the Dealer Manager, the Advisor and the Operating Partnership, as applicable, except to the extent that (i) enforceability may be limited by (x) the effect of bankruptcy, insolvency or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally; or (y) the effect of general principles or equity; or (ii) the enforceability of the indemnity and/or contribution provisions contained in the Dealer Manager Agreement, the Selected Dealer Agreements, the Advisory Agreement, and Section 8 of this Agreement, as applicable, may be limited under applicable securities laws and/or the Statement of Policy Regarding Real Estate Investment Trusts, as reviewed and adopted by membership of the North American Securities Administrators Association (the “NASAA Guidelines”).

(k)    The Dealer Manager. The Dealer Manager has been duly incorporated and validly exists as a limited liability company in good standing under the laws of the State of Delaware with full power and authority to conduct the business in which it is engaged as described in the Prospectus. The Dealer Manager is duly qualified to do business as a foreign limited liability company and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary except where the failure to be so qualified or in good standing could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(l)    Description of Agreements. The Company is not a party to or bound by any contract or other instrument of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described and filed as required.

(m)    Qualification as a Real Estate Investment Trust. The Company intends to satisfy the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification and taxation of the Company as a real estate investment trust. Commencing with its taxable year ended December 31, 2018, the Company has been organized in conformity with the requirements for qualification as a real estate investment trust under the Code and its actual method of operation and proposed method of operation as described in the Prospectus has enabled it to meet the requirements for qualification and taxation as a real estate investment trust under the Code commencing with its taxable year ended December 31, 2018.

(n)    Gramm-Leach-Bliley Act and USA Patriot Act. The Company complies in all material respects with applicable privacy provisions of the Gramm-Leach-Bliley Act of 1999 (the “Gramm-Leach-Bliley Act”) and applicable provisions of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, as amended (the “USA Patriot Act”).

(o)    Sales Material. All advertising and supplemental sales literature prepared or approved by the Company or any of its affiliates (whether designated solely for broker-dealer use or otherwise) to be used or delivered by the Company or any of its affiliates or Ameriprise in connection with the Offering of the Shares will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made and when read in conjunction with the Prospectus, not misleading. Furthermore, all such advertising and supplemental sales literature has, or will have, received all required regulatory approval, which may include but is not limited to, the approval of the Commission, the Financial Industry Regulatory Authority, Inc. (“FINRA”) and state securities agencies, as applicable. Any required consent and authorization has been obtained for the use of any trademark or service mark in any sales literature or advertising delivered by the Company to Ameriprise or approved by the Company for use by Ameriprise and, to the Company’s knowledge, its use does not constitute the unlicensed use of intellectual property.

(p)    Good Standing of Subsidiaries. Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) and each other entity in which the Company holds a direct or indirect ownership interest that is material to the Company (each a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized or formed and is validly existing as a corporation, partnership, limited liability company or similar entity in good standing under the laws of the jurisdiction of its incorporation, has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, all of the issued and outstanding equity securities of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any Lien, claim or equity other than such Liens, claims or equities that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. None of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any stockholder of such Subsidiary. The only direct subsidiaries of the Company as of the date of the Registration Statement or the most recent post-effective amendment to the Registration Statement, as applicable, are the subsidiaries listed on Exhibit 21.1 to the Registration Statement or such post-effective amendment to the Registration Statement.

(q)    No Pending Action. Except as disclosed in the Registration Statement or Prospectus, there is no action, suit or proceeding pending, or, to the knowledge of the Company, threatened or contemplated before or by any arbitrator, court or other government body, domestic or foreign, against or affecting any Issuer Entity or any respective subsidiary thereof which is required to be disclosed in the Registration Statement or Prospectus (other than as disclosed therein), or which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated by this Agreement. The aggregate of all pending legal or governmental proceedings to which any Issuer Entity or any respective subsidiary thereof is a party or of which any of their respective properties or assets is the subject which are not described in the Registration Statement or Prospectus, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect or materially adversely affect other properties or assets of any Issuer Entity or any respective subsidiary thereof.

(r)    Possession of Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

(s)    Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations under this Agreement, the Dealer Manager Agreement, the Selected Dealer Agreements, and the Advisory Agreement in connection with the offering, issuance or sale of the Shares or the consummation of the other transactions contemplated by this Agreement, the Dealer Manager Agreement, the Selected Dealer Agreements and the Advisory Agreement, except for such as are specifically set forth in this Agreement and for such as have been already made or obtained under the Securities Act, the Exchange Act, the rules of FINRA, including NASD rules, or as may be required under the securities laws of the states and jurisdictions indicated in the Blue Sky Memorandum, as updated from time to time.

(t)    Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, other than filings as are required by the securities laws of certain jurisdictions in which the Company intends to qualify the Shares for sale and such permits, licenses, approvals, consents and other authorizations, the failure of which to possess, would not reasonably be expected to have a Material Adverse Effect (collectively, “Governmental Licenses”), and the Company and its subsidiaries are in compliance in all material respects with the terms and conditions of all such Governmental Licenses. All of the Governmental Licenses are valid and in full force and effect and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses.

(u)    Partnership Agreements. Each of the partnership agreements, declarations of trust or trust agreements, limited liability company agreements (or other similar agreements) and, if applicable, joint venture agreements to which the Company or any of its subsidiaries is a party has been duly authorized, executed and delivered by the Company or the relevant subsidiary, as the case may be, and constitutes the valid and binding agreement of the Company or such subsidiary, as the case may be, enforceable in accordance with its terms, except as (i) the enforcement thereof may be limited by (A) the effect of bankruptcy, insolvency or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally or (B) the effect of general principles of equity, or (ii) the enforcement of the indemnity and/or contribution provisions contained in such agreements may be limited under applicable securities laws and/or the NASAA Guidelines, and the execution, delivery and performance of such agreements did not, at the time of execution and delivery, and does not constitute a breach of or default under the charter or bylaws, partnership agreement, declaration of trust or trust agreement, or limited liability company agreement (or other similar agreement), as the case may be, of the Company or any of its subsidiaries or any of the Agreements and Instruments or any law, administrative regulation or administrative or court order or decree.

(v)    Properties. Except as otherwise disclosed in the Prospectus, the Company and its Subsidiaries have good and insurable title (either in fee simple or pursuant to a valid leasehold interest) to all properties described in the Prospectus as being owned or leased, as the case may be, by them and to all properties reflected in the Company’s most recent consolidated financial statements included in the Registration Statement and the Prospectus, subject in each case to material matters of record, material matters of law, material matters that could be revealed by a survey and physical inspection of the property, and rights of parties in possession.

(w)    Insurance. The Company and/or its subsidiaries have title insurance on all U.S. real property and improvements described in the Prospectus as being owned or leased under a ground lease, as the case may be, by them and to all U.S. real property and improvements reflected in the Company’s most recent consolidated financial statements included in the Prospectus in an amount at least equal to the original purchase price paid to the sellers of such property, except as otherwise disclosed in the Prospectus, and the Company or one of its subsidiaries is entitled to all benefits of the insured thereunder. With respect to all non-U.S. real property described in the Prospectus as being owned or leased by the Company’s subsidiaries, each such subsidiary has received a title opinion or title certificate or other customary evidence of title assurance, as appropriate for the respective jurisdiction, showing good and indefeasible title to such properties in fee simple or valid leasehold estate or its respective equivalent, as the case may be, vested in the applicable subsidiary. Each property described in the Prospectus is insured by special form coverage hazard and casualty insurance carried by either the tenant or the Company and its subsidiaries in amounts and on such terms as are customarily carried by owners or lessors of properties similar to those owned by the Company and its subsidiaries (in the markets in which the Company’s and subsidiaries’ respective properties are located), and the Company and its subsidiaries carry comprehensive general liability insurance and such other insurance as is customarily carried by owners of properties similar to those owned by the Company and its subsidiaries in amounts and on such terms as are customarily carried by owners of properties similar to those owned by the Company and its subsidiaries (in the markets in which the Company’s and its subsidiaries’ respective properties are located) and the Company or one of its subsidiaries is named as an additional insured and/or loss payee, as applicable, on all policies (except workers’ compensation) required under the leases for such properties.

(x)    Environmental Matters. Except as otherwise disclosed in the Prospectus: (i) all real property and improvements owned or leased by the Company or any of its subsidiaries, including, without limitation, the Environment (as defined below) associated with such real property and improvements, is free of any Contaminant (as defined below) in violation of applicable Environmental Laws (as defined below) except for such violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) neither the Company, nor any of its subsidiaries has caused or suffered to exist or occur any Release (as defined below) of any Contaminant into the Environment in violation of any applicable Environmental Law, except for such violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (iii) neither the Company nor any of its subsidiaries is aware of any notice from any governmental body claiming any violation of any Environmental Laws or requiring or calling for any work, repairs, construction, alterations, removal or remedial action or installation by the Company or any of its subsidiaries on or in connection with such real property or improvements, whether in connection with the presence of asbestos-containing materials or mold in such properties or otherwise, except for any violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or any such work, repairs, construction, alterations, removal or remedial action or installation, if required or called for, which would not result in the incurrence of liabilities by the Company, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, nor is the Company aware of any information which may serve as the basis for any such notice that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (iv) neither the Company nor any of its subsidiaries has caused or suffered to exist or occur any environmental condition on any of the properties or improvements of the Company or any of its subsidiaries that could reasonably be expected to give rise to the imposition of any Lien under any Environmental Laws except such Liens which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and (v) to the Company’s knowledge, no real property or improvements owned or leased by the Company or any of its subsidiaries is being used or has been used for manufacturing or for any other operations that involve or involved the use, handling, transportation, storage, treatment or disposal of any Contaminant, where such operations require or required permits or are or were otherwise regulated pursuant to the Environmental Laws and where such permits have not been or were not obtained or such regulations are not being or were not complied with, except in all instances where any failure to obtain a permit or comply with any regulation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. “Contaminant” means any pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, lead, pesticides or regulated radioactive materials or any constituent of any such substance or waste, as identified or regulated under any Environmental Law. “Environmental Laws” means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. 6901, et seq., the Clean Air Act, 42 U.S.C. 7401, el seq., the Clean Water Act, 33 U.S.C. 1251, et seq., the Toxic Substances Control Act, 15 U.S.C. 2601, et seq., the Occupational Safety and Health Act, 29 U.S.C. 651, el seq., and all other federal, state and local laws, ordinances, regulations, rules, orders, decisions and permits, which are directed at the protection of human health or the Environment. “Environment” means any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient air. “Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing of any Contaminant into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks or other receptacles containing or previously containing any Contaminant or any release, emission or discharge as those terms are defined or used in any applicable Environmental Law.

(y)    Registration Rights. Other than the Company, and except as otherwise disclosed in the Prospectus, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, or included in the Offering contemplated hereby.

(z)    Finders’ Fees. Neither the Company nor any affiliate thereof has received or is entitled to receive, directly or indirectly, a finder’s fee or similar fee from any person other than that as described in the Prospectus in connection with the acquisition, or the commitment for the acquisition, of the Properties by the Company.

(aa)    Taxes. The Company and each of its subsidiaries has filed all material federal, state and foreign income tax returns and all other material tax returns which have been required to be filed on or before the due date thereof (taking into account all extensions of time to file) and all such tax returns are correct and complete in all material respects. The Company has paid or provided for the payment of all taxes reflected on its tax returns and all assessments received by the Company and each of its subsidiaries to the extent that such taxes or assessments have become due, except where the Company is contesting such assessments in good faith and except for such taxes and assessments of immaterial amounts, the failure of which to pay would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There are no audits, deficiencies or assessments pending against the Company or its subsidiaries relating to income taxes, except where the Company is contesting such audit, deficiency or assessments in good faith.

(bb)    Internal Controls. The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting is effective as of December 31, 2018 and the Company is not aware of any material weaknesses in its internal control over financial reporting.

(cc)    Disclosure Controls and Procedures. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective as of December 31, 2018.

(dd)    Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(ee)    No Fiduciary Duty. Each Issuer Entity acknowledges and agrees that Ameriprise is acting solely in the capacity of an arm’s length contractual counterparty to it with respect to the Offering of the Shares (including in connection with determining the terms of the Offering) and not as a financial advisor or a fiduciary to, or an agent of, such Issuer Entity or any other person. Additionally, Ameriprise is not advising the Issuer Entities or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. Each of the Issuer Entities shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and Ameriprise shall have no responsibility or liability to the Issuer Entities with respect thereto. Any review by Ameriprise of the Issuer Entities, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of Ameriprise and shall not be on behalf of the Issuer Entities.

(ff)    Dealer Manager Insurance. The Dealer Manager is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in it is engaged and deems adequate. All policies of insurance insuring the Dealer Manager or its respective businesses, assets, employees, officers and trustees, including its respective errors and omissions insurance policies, are in full force and effect and the Dealer Manager is in compliance with the terms of their respective policies in all material respects. There are no claims by the Dealer Manager under any such policy as to which any insurance company is denying liability or defending under a reservation of rights clause. The Dealer Manager has not been refused any insurance coverage sought or applied for. The Dealer Manager has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain new insurance coverage to replace the existing insurance coverage in amounts and on such terms as it deems necessary to continue its business at a cost that would not have a material adverse effect on, or material adverse change in, the general affairs, business, operations, condition (financial or otherwise) or results of operations of the Dealer Manager, taken as a whole, whether or not arising in the ordinary course of business, except as set forth in or contemplated in the Registration Statement and the Prospectus and provided, that, such insurance coverage is available to the Dealer Manager on commercially reasonable terms.

(gg)    Financial Resources. The Dealer Manager has the financial resources available to it that it deems necessary for the performance of its respective services and obligations as contemplated in the Registration Statement, the Prospectus, this Agreement and the Dealer Manager Agreement.

(hh)    Transactions effectuated by the Advisor are executed in accordance with its management’s general or specific authorization under the Advisory Agreement, and access by the Advisor to the Company’s assets is permitted only in accordance with its management’s general or specific authorization under the Advisory Agreement.

(ii)    Valuation.

General. The Company shall value its shares consistent with FINRA requirements, including but not limited to FINRA Rules 2231 and 2310 and this Section 2(ii), and shall disclose such value in the Registration Statement, Form 10K, Form 10-Q and/or in a Form 8-K (collectively referred to as “SEC Disclosure Documents”) filed with the Commission and in the Annual Report sent to investors in accordance with regulatory requirements. At a minimum, the Company shall provide a per share value based on the fair value of the Company’s assets less liabilities under market conditions existing as of the date of valuation, referred to as Net Asset Value (“NAV”), and assuming the allocation of the resulting NAV among the Company’s common shareholders, to arrive at a Net Asset Value Per Share (“Per Share NAP”). Notwithstanding that generally accepted accounting principles of the Financial Accounting Standards Board (“GAAP”) generally require the fair value of real estate to reflect the price received to sell an asset in an orderly transaction between market participants at the measurement date and not on an ongoing basis, the NAV shall be determined in a manner consistent with the methods and principles used to determine fair value under GAAP, primarily as set forth in ASC 820, and the international financial reporting standards of the International Accounting Standards Board (as applicable), and consistent with the methodology set forth in the Prospectus.

Independent Valuation Firm. The Company, with the approval of the Company’s board of directors, has engaged one or more independent third-party firms (each an “Independent Valuation Firm” and collectively, the “Independent Valuation Firms”) for valuation purposes.

Independent Valuations. The valuation shall be determined by the Independent Valuation Firm or shall be determined by the Company; provided that if it is determined by the Company, the Company shall include the participation of the Independent Valuation Firm as described in the Prospectus. The valuation shall be determined on a monthly basis as described in the Prospectus and shall be disclosed in a supplement to the Prospectus generally within fifteen (15) calendar days following the last calendar day of each month.

The Company shall obtain an appraisal of each wholly owned property at least once every twelve (12) calendar months. Newly acquired wholly owned properties are initially valued at cost, which is expected to represent fair value at that time. Generally, acquisition costs and expenses are initially capitalized and reflected as a component of cost. Appraisals are performed in accordance with the Code of Ethics and the Uniform Standards of Professional Appraisal Practices, the real estate appraisal industry standards created by The Appraisal Foundation, or the similar industry standard for the country where the property appraisal is conducted. Each appraisal must be reviewed, approved and signed by an individual with the professional designation of MAI (Member of the Appraisal Institute) or similar designation or, for international appraisals, a public or other certified expert for real estate valuations. The primary methodology used to value properties is the income approach, whereby value is derived by determining the present value of an asset’s stream of future cash flows (for example, discounted cash flow analysis). Consistent with industry practices, the income approach incorporates subjective judgments regarding comparable rental and operating expense data, the capitalization or discount rate, and projections of future rent and expenses based on appropriate evidence. Other methodologies that may also be used to value properties include sales comparison and cost approaches.

Reports. For all property valuations, the Company will obtain from the Independent Valuation Firm a written report, which shall set forth a summary analysis of the Independent Valuation Firm’s process and methodology undertaken in such valuation, a description of the scope of the reviews performed and any limitations thereto, the data and assumptions used for the review, the applicable industry standards used for the valuation, any other matters related to the valuation analysis. Upon Ameriprise’s request, the Company will provide Ameriprise with access to supporting materials related to the Independent Valuation Firm’s report, which includes, but may not be limited to, the data and assumptions used for the review and the appraisals of each of the real estate proprieties.

For the avoidance of doubt, the final determination of the NAV and Per Share NAV shall be the sole responsibility of the Company.

Disclosure. A valuation will be reported in the SEC Disclosure Documents filed with the Commission and in the Annual Report sent to investors with sufficient narrative disclosure to meet FINRA regulatory requirements.

In addition to and in conjunction with the terms set forth in this Section 2(ii), pursuant to FINRA Rule 2310(b)(5), the Issuer Entities agree that the Company shall make specified disclosures as to the value of the Shares in each annual report distributed to investors pursuant to Section 13(a) or 15(d) of the Exchange Act, specifically: (i) a per share estimated value of the Shares, developed in a manner reasonably designed to ensure it is reliable; (ii) an explanation of the method by which the value was developed; and (iii) the date of the valuation.

In addition to and in conjunction with the terms set forth in this Section 2(ii), pursuant to FINRA Rule 2310(b)(5), the Issuer Entities agree that the Company shall disclose in each annual report filed pursuant to Section 13(a) or 15(d) of the Exchange Act, a per share estimated value: (i) based on the valuations of the assets and liabilities of the Company performed at least annually by, or with the material assistance or confirmation of, a third-party valuation expert or service; (ii) derived from a methodology that conforms to standard industry practice; and (iii) accompanied by a written opinion or report by the Company, delivered at least annually, that explains the scope of the review, the valuation methodology used and the basis for the reported value.

Notwithstanding any agreements to the contrary, nothing shall preclude Ameriprise from taking any action, such as suspending sales of any offering or withholding disclosure of Per Share NAV on its account statements, on the basis of the due diligence review of the valuation materials.

Policies and Certification. The Company describes its valuation policies, including the role and responsibilities of an Independent Valuation Firm, in the Registration Statement, the Prospectus, amendments thereto or other offering materials filed with the Commission.

(jj)    Disclosure of Funds from Operations. The Company will include, in each report on Form 10-K or Form 10-Q filed with the Commission, the following performance measure: Funds From Operations using the definition and protocols established by the National Association of Real Estate Investment Trusts, as amended from time-to-time.

3.    Sale of Shares.

(a)    Purchase of Shares. On the basis of the representations, warranties and covenants herein contained, but subject to the terms and conditions herein set forth, the Company hereby appoints Ameriprise as a Selected Dealer for the Shares during the period from the date hereof to the Termination Date (the “Effective Term”), including the Shares to be issued pursuant to the DRIP, each in the manner described in the Registration Statement. Subject to the performance by the Company of all obligations to be performed by it hereunder and the completeness and accuracy of all of its representations and warranties, Ameriprise agrees to use its best efforts, during the Effective Term, to offer and sell such number of Shares as contemplated by this Agreement at the price stated in the Prospectus, as the same may be adjusted from time to time.

The purchase of Shares must be made during the offering period described in the Prospectus, or after such offering period in the case of purchases made pursuant to the DRIP (each such purchase hereinafter defined as an “Order”).

Persons desiring to purchase Shares are required to (A) deliver to Ameriprise a check or funds in an amount equal to the per share purchase price disclosed from time to time in the Registration Statement or Prospectus per Class T Share or Class I Share, as applicable, payable to Ameriprise, or (B) authorize a debit of such amount to the account such purchaser maintains with Ameriprise.

An order form as mutually agreed upon by Ameriprise and the Company substantially similar to the form of subscription agreement attached to the Prospectus (each an “Order Form”) must be completed and submitted to the Company for all investors. The Dealer Manager and American Enterprise Investment Services, Inc. (“AEIS”), an affiliate of Ameriprise, are parties to that certain Alternative Investment Product Networking Services Agreement, dated June     , 2019 (as amended from time to time, the “AIP Networking Agreement”), pursuant to which the broker-controlled accounts of Ameriprise’s customers that invest in the Company will be processed and serviced. The parties acknowledge that any receipt by Ameriprise of payments for subscriptions for Shares shall be effected solely as an administrative convenience, and such receipt of payments shall not be deemed to constitute acceptance of Orders to purchase Shares or sales of Shares by the Company.

Orders that include a completed and executed Order Form in good order and instruments of payment received by the Company at least five (5) business days prior to the last business day of the month (unless waived by the Dealer Manager) will be executed as of the first business day of the next month (based on the prior month’s transaction price). Subscribers may not submit an initial purchase order until at least five (5) business days after the date on which the subscriber receives a copy of the Prospectus.

If Ameriprise receives an Order Form or instrument of payment not conforming to the foregoing instructions, Ameriprise shall return such Order Form and instrument of payment directly to such subscriber. Order Forms and instruments of payment received by Ameriprise which conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section 3(a).

All Orders solicited by Ameriprise will be strictly subject to review and acceptance by the Company and the Company reserves the right in its absolute discretion to reject any Order or to accept or reject Orders in the order of their receipt by the Company or otherwise. The Company will accept or reject Orders on a monthly basis in accordance with the procedures described in the section of the Prospectus titled, “Plan of Distribution—How to Subscribe.” If the Company elects to reject such Order, within 10 business days after such rejection, it will notify the purchaser and Ameriprise of such fact and cause the return of such purchaser’s funds submitted with such Order. If Ameriprise receives no notice of rejection within the foregoing time limits, the Order shall be deemed accepted.

(b)    Suitability. Ameriprise will offer Shares (both at the time of an initial subscription and at the time of any additional subscription, including initial enrollments and increased participations in the DRIP) only to persons who meet the financial qualifications and suitability standards set forth in the Prospectus or in any suitability letter or memorandum sent to it by the Company or the Dealer Manager and will only make offers to persons in the jurisdictions in which it is advised in writing by the Dealer Manager that the Shares are qualified for sale or that such qualification is not required and in which Ameriprise has all required licenses and registrations to offer Shares in such jurisdictions. In offering Shares, Ameriprise will comply with the provisions of the rules set forth in the FINRA Manual, as well as all other applicable rules and regulations relating to suitability of investors, including without limitation, the provisions of Article III.C and Article III.E.1 of the NASAA Guidelines. Nothing contained in this Section 3(b) shall be construed to relieve Ameriprise of its suitability obligations under FINRA Rule 2111 or FINRA Rule 2310. Ameriprise will sell Shares only to the extent approved by the Dealer Manager and only to those persons who are eligible to purchase Shares as described in the Prospectus. Nothing contained in this Agreement shall be construed to impose upon the Company or the Dealer Manager the responsibility of assuring that prospective investors meet the suitability standards in accordance with the terms and provisions of the Prospectus. Ameriprise agrees to comply with the record-keeping requirements imposed by (a) federal and state securities laws and the rules and regulations thereunder, (b) the applicable rules of FINRA and (c) Article III.C.4 of the NASAA Guidelines, including the requirement to maintain records (the “Suitability Records”) of the information used to determine that an investment in Shares is suitable and appropriate for each subscriber for a period of six years from the date of the sale of the Shares. Ameriprise further agrees to make the Suitability Records available to the Dealer Manager and the Company upon request.

(c)    Closing Dates and Delivery of Shares. In no event shall a sale of Shares to an investor be completed until at least five business days after the date the investor receives a copy of the Prospectus. Orders shall be submitted as contemplated by the AIP Networking Agreement, Section 13 of the Dealer Manager Agreement and as otherwise set forth in this Agreement. Shares will be issued as described in the Prospectus. Share issuance dates for purchases made pursuant to the DRIP will be as set forth in the DRIP.

(d)    Dealers. The Shares offered and sold under this Agreement shall be offered and sold only by Ameriprise, a member in good standing of FINRA. The Issuer Entities and affiliates thereof agree to participate in Ameriprise’s marketing efforts to the extent that Ameriprise may reasonably request and, without limiting the generality of the foregoing, agree to visit Ameriprise’s offices as Ameriprise may reasonably request.

(e)    Compensation. In consideration for Ameriprise’s execution of this Agreement, and for the performance of Ameriprise’s obligations hereunder, the Dealer Manager agrees to pay or cause to be paid to Ameriprise a selling commission (the “Selling Commission”) of two percent (2.00%) of the transaction price of each Class T Share (except for Shares sold pursuant to the DRIP) sold by Ameriprise; provided, however, that the Selling Commission shall be reduced with respect to volume sales of Class T Shares as set forth in the table below. Such reduced Share price will not affect the amount received by the Company for investment. The following table sets forth the reduced Selling Commission payable to Ameriprise in connection with volume discounts, which table may be updated from time to time in the Prospectus:

Investment Amount	Selling Commissions Payable to Ameriprise as a % of Gross Offering Proceeds from the Sale of Class T Shares
Up to $149,999.99	2.00%
$150,000 to $499,999.99	1.50%
$500,000 to $999,999.99	1.00%
$1,000,000 and up	0.50%

For purposes of determining investors eligible for volume discounts, investments made by accounts with the same primary account holder, as determined by the account taxpayer identification number, may be combined. This includes individual accounts and joint accounts that have the same primary holder as an individual account. Investments made through individual retirement accounts may also be combined with accounts that have the same taxpayer identification number as the beneficiary of the individual retirement account. In addition, purchases by an individual investor and his or her spouse living in the same household may also be combined as a single purchase for purposes of determining the applicable volume discount. In the event Orders are combined, any resulting any resulting reduction in the Selling Commission will be prorated among the separate subscribers and the commission payable with respect to the subsequent purchase of Class T Shares through Ameriprise will equal the Selling Commission per share which would have been payable in accordance with the table set forth above if all purchases had been made simultaneously. If an investor qualifies for a volume discount as the result of multiple purchases of Class T Shares, the investor will receive the benefit of the applicable volume discount for the individual purchase which qualified the investor for the volume discount, but the investor will not be entitled to the benefit for prior purchases. Any reduction of the two percent (2.00%) Selling Commission otherwise payable to Ameriprise with respect to the sale of Class T Shares will be credited to the purchaser as additional Class T Shares. Unless Ameriprise, on behalf of purchasers, indicates that Orders are to be combined and provide all other requested information, the Company will not be held responsible for failing to combine Orders properly.

Purchasers may submit requests in writing to Ameriprise to aggregate subscriptions, as part of a combined order for purposes of determining the number of Class T Shares purchased and the applicable volume discount, provided that any such request must be submitted by Ameriprise to the Dealer Manager simultaneously with the subscription for shares to which the discount is to relate. Ameriprise may make the request to the Dealer Manager on behalf of Ameriprise investors; provided, that, approval of any such volume discounts for combined purchases shall be at the sole discretion of the Dealer Manager and any such discount shall be prorated among the individual subscriptions that were combined for the purchase.

In addition, the Dealer Manager will receive, and the Dealer Manager shall reallow or advance to Ameriprise, annual distribution and stockholder servicing fees (the “Stockholder Servicing Fees”) of 0.85 percent of the aggregate NAV of the outstanding Class T Shares sold by Ameriprise; provided however, that the sum of the Selling Commission and the Stockholder Servicing Fees to be reallowed to Ameriprise will not exceed a total of 5.0% of gross proceeds from the sale of such Class T Shares. The Stockholder Servicing Fees will be paid monthly in arrears.

Notwithstanding the foregoing, upon the date when the Dealer Manager is notified that Ameriprise is no longer the broker-dealer of record with respect to such Class T Shares or that Ameriprise no longer satisfies any or all of the conditions in this Agreement for the receipt of the Stockholder Servicing Fees, then Ameriprise’s entitlement to the Stockholder Servicing Fees related to such Class T Shares shall cease, and Ameriprise shall not receive the Stockholder Servicing Fees for any portion of the quarter in which Ameriprise is not eligible on the last day of the quarter; provided, however, if there is a change in the broker-dealer of record with respect to such Class T Shares made in connection with a change in the registration of record for the Class T Shares on the Company’s books and records (including, but not limited to, a reregistration due to a sale or a transfer or a change in the form of ownership of the account), then Ameriprise shall be entitled to a pro rata portion of the Stockholder Servicing Fees related to such Class T Shares for the portion of the quarter for which Ameriprise was the broker-dealer of record. Thereafter, such Stockholder Servicing Fees may be paid by the Dealer Manager to the then-current broker-dealer of record with respect to the Class T Shares, if any, to the extent such broker-dealer of record has entered into a Selected Dealer Agreement or other servicing broker-dealer agreement with the Dealer Manager that provides for such reallowance and the broker-dealer is in compliance with the terms of such agreement related to such reallowance. In this regard, all determinations will be made by the Dealer Manager in good faith in its sole discretion. If the Dealer Manager is notified that Ameriprise has become the broker-dealer of record with respect to shares of Common Stock initially sold by a broker-dealer other than Ameriprise, then from and after the date upon which the Dealer Manager determines that Ameriprise is the broker-dealer of record with respect to such Shares, Ameriprise shall be entitled to any Stockholder Servicing Fees payable with respect to such shares of Common Stock in accordance with the terms of the reallowance of such Stockholder Servicing Fees set forth herein.

The Company will cease paying the Stockholder Servicing Fees with respect to any Class T Share held in a stockholder’s account at the end of the month in which the Dealer Manager in conjunction with the transfer agent determines that total Selling Commissions, dealer manager fees and Stockholder Servicing Fees paid with respect to Class T Shares held within such account would exceed, in the aggregate, 6.5% of the sum of the gross proceeds from the sale of such Class T Shares and the aggregate gross proceeds of any shares issued under the DRIP with respect thereto. At the end of such month, each Class T Share held in a stockholder’s account will convert into a number of Class I Shares (including any fractional shares) with an equivalent aggregate NAV as such share. In addition, the Company will cease paying Stockholder Servicing Fees with respect to each Class T Share on the earlier to occur of the following: (i) a listing of the Class I Shares, (ii) the merger or consolidation of the Company with or into another entity or the sale or other disposition of all or substantially all of the Company’s assets, in each case in a transaction in which stockholders receive cash and/or securities listed on a national stock exchange or (iii) the date following the completion of the primary portion of the Offering (the “Primary

Offering”) on which, in the aggregate, underwriting compensation from all sources in connection with the Offering, including upfront Selling Commissions, Stockholder Servicing Fees and other underwriting compensation, is equal to 10.0% of the gross proceeds from the Primary Offering.

No payment of Selling Commissions or Stockholder Servicing Fees will be made in respect of Orders (or portions thereof) which are rejected by the Company. As noted in Section 3(a) above, Ameriprise shall transfer to the transfer agent the total amount debited from such investor accounts for the purchase of Shares, net of the Selling Commission payable to Ameriprise. Selling Commissions will be payable only with respect to transactions lawful in the jurisdictions where they occur. Ameriprise affirms that the Dealer Manager’s liability for Selling Commissions, the Stockholder Servicing Fees and any other amount payable from the Dealer Manager to Ameriprise is limited solely to the amount of the Selling Commissions and the Stockholder Servicing Fees received by the Dealer Manager from the Company, and Ameriprise hereby waives any and all rights to receive payment of Selling Commissions, Stockholder Servicing Fees and any other amount due to Ameriprise until such time as the Dealer Manager has received from the Company the Selling Commissions and the Stockholder Servicing Fees from the sale of Shares by Ameriprise. To the extent that the Issuer Entities continue to charge Ameriprise’s customers Selling Commission, Stockholder Services Fees and any other fees, the Issuer Entities will make reasonable efforts to ensure that Ameriprise continues to receive the fees payable to Ameriprise pursuant to this Agreement.

No Selling Commissions or Stockholder Servicing Fees shall be paid to Ameriprise for purchases of Class I Shares. No Selling Commissions shall be paid to Ameriprise for purchases of Shares made by an investor pursuant to the DRIP.

Except for offers and sales of Shares to the Company’s officers and directors and their immediate family members, to officers, directors and employees of the Advisor or other affiliates and their immediate family members, to or through registered investment advisers or a bank acting as a trustee or fiduciary, or through any other arrangements described in the “Plan of Distribution” section of the Prospectus, the Company represents that neither it nor any of its affiliates have offered or sold any Shares pursuant to this Offering, and agrees that, through the Termination Date, the Company will not offer or sell any Shares (except for Shares offered pursuant to the DRIP) otherwise than through the Dealer Manager as provided in the Dealer Manager Agreement, Ameriprise as herein provided, the selected dealers other than Ameriprise as provided in the Selected Dealer Agreements, and registered investment advisers as provided in agreements between the Company and/or the Dealer Manager and registered investment advisers, except pursuant to arrangements described in the “Plan of Distribution” section of the Prospectus.

(f)    Calculation of Fees. The Issuer Entities will have sole responsibility, and will provide the sole basis, for calculating fees payable to Ameriprise under this Agreement.

(g)    Finder’s Fee. Neither the Company nor Ameriprise shall, directly or indirectly, pay or award any finder’s fees, commissions or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchase of Shares; provided, however, that normal Selling Commissions payable to a registered broker-dealer or other properly licensed person for selling Shares shall not be prohibited hereby.

(h)    Waiver of Minimum Initial Investment. The Dealer Manager hereby waives the $1,000,000 Class I minimum initial investment for officers, directors, employees, and registered representatives of Ameriprise or its affiliates, including immediate family members of such persons.

4.    Covenants. Each Issuer Entity, jointly and severally, covenants and agrees with Ameriprise that it will:

(a)    Commission Orders. Use its best efforts to cause any amendments to the Registration Statement to become effective as promptly as possible and to maintain the effectiveness of the Registration Statement, and will promptly notify Ameriprise and confirm the notice in writing if requested, (i) when any post-effective amendment to the Registration Statement becomes effective, (ii) of the issuance by the Commission or any state securities authority of any jurisdiction of any stop order or of the initiation, or the threatening (for which it has knowledge), of any proceedings for that purpose or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction or of the institution or threatening (for which it has knowledge) of any proceedings for any of such purposes, (iii) of the receipt of any material comments from the Commission with respect to the Registration Statement, the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, or any other filings, (iv) of any request by the Commission for any amendment to the Registration Statement as filed or any amendment or supplement to the Prospectus or for additional information relating thereto and (v) if the Registration Statement becomes unavailable for use in connection with the Offering of the Shares for any reason. Each of the Company and the Dealer Manager will use its best efforts to prevent the issuance by the Commission of a stop order or a suspension order and if the Commission shall enter a stop order or suspension order at any time, each of the Company and the Dealer Manager will use its best efforts to obtain the lifting of such order at the earliest possible moment. The Company shall not accept any order for Shares during the effectiveness of any stop order or if the Registration Statement becomes unavailable for use in connection with the Offering of the Shares for any reason.

(b)    Registration Statement. Deliver to Ameriprise without charge promptly after the Registration Statement and each amendment or supplement thereto becomes effective, such number of copies of the Prospectus (as amended or supplemented), the Registration Statement and supplements and amendments thereto, if any (without exhibits), as Ameriprise may reasonably request. Unless Ameriprise is otherwise notified in writing by the Company; the Company hereby consents to the use of the Prospectus or any amendment or supplement thereto by Ameriprise both in connection with the Offering and for such period of time thereafter as the Prospectus is required to be delivered in connection therewith.

(c)    “Blue Sky” Qualifications. Endeavor in good faith to seek and maintain the approval of the Offering by FINRA, and to qualify the Shares for offering and sale under the securities laws of all 50 states and the District of Columbia and to maintain such qualification, except in those jurisdictions Ameriprise may reasonably designate; provided, however the Company shall not be obligated to subject itself to taxation as a party doing business in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless Ameriprise agrees that such action is not at the time necessary or advisable, file and make such statements or reports as are or may reasonably be required by the laws of such jurisdiction.

(d)    “Blue Sky” Memorandum. Furnish to Ameriprise, and Ameriprise may be allowed to rely upon, a “Blue Sky” Memorandum (the “Blue Sky Memorandum”), prepared by counsel reasonably acceptable to Ameriprise (with the understanding that Alston & Bird LLP shall so qualify), in customary form naming the jurisdictions in which the Shares have been qualified for sale under the respective securities laws of such jurisdiction. The Blue Sky Memorandum shall be promptly updated by counsel and provided to Ameriprise from time to time to reflect changes and updates to the jurisdictions in which the Shares have been qualified for sale. In each jurisdiction where the Shares have been qualified, the Company will make and file such statements and reports in each year as are or may be required by the laws of such jurisdiction.

(e)    Amendments and Supplements. If during the time when a Prospectus is required to be delivered under the Securities Act, any event relating to the Company shall occur as a result of which it is necessary, in the opinion of the Company’s counsel, to amend the Registration Statement or to amend or supplement the Prospectus in order to make the Prospectus not misleading in light of the circumstances existing at the time it is delivered to an investor, or if it shall be necessary, in the opinion of the Company’s counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Regulations, the Company will forthwith notify Ameriprise pursuant to Section 12, further, the Company shall prepare and furnish without expense to Ameriprise, a reasonable number of copies of an amendment or amendments of the Registration Statement or the Prospectus, or a supplement or supplements to the Prospectus which will amend or supplement the Registration Statement or Prospectus so that as amended or supplemented it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or to make the Registration Statement or the Prospectus comply with such requirements. During the time when a Prospectus is required to be delivered under the Securities Act, the Company shall comply in all material respects with all requirements imposed upon it by the Securities Act, as from time to time in force, including the undertaking contained in the Company’s Registration Statement pursuant to Item 20.D of the Commission’s Industry Guide 5, so far as necessary to permit the continuance of sales of the Shares in accordance with the provisions hereof and the Prospectus.

(f)    Delivery of Periodic Filings. The Company shall include with any prospectus or “investor kit” delivered to Ameriprise for distribution to potential investors in connection with the Offering a copy of the Company’s most recent Annual Report on Form 10-K, a copy of the Company’s most recent Quarterly Report on Form 10-Q filed with the Commission since such Annual Report on Form 10-K was filed, or any supplement to the Prospectus that contains the material information from such reports or incorporates such reports by reference.

(g)    Periodic Financial Information. Within one business day following the date on which there shall be released to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall furnish such information to Ameriprise, confirmed in writing, and shall file such information pursuant to the rules and regulations promulgated under the Securities Act or the Exchange Act as required thereunder.

(h)    Audited Financial Information. Within one business day following the date on which there shall be released to the general public financial information included in or derived from the audited financial statements of the Company for the preceding fiscal year, the Company shall furnish such information to Ameriprise, confirmed in writing, and shall file such information pursuant to the rules and regulations promulgated under the Securities Act or the Exchange Act as required thereunder.

(i)    Copies of Reports. During the Offering, the Company will provide (which may be by electronic delivery) Ameriprise with the following:

(i)    as soon as practicable after they have been sent or made available by the Company to its stockholders or filed with the Commission, a copy of each annual and interim financial or other report provided to stockholders, excluding individual account statements sent to security holders of the Company in the ordinary course;

(ii)    as soon as practicable, a copy of every press release issued by the Company and every material news item and article in respect of the Company or its affairs released by the Company; and

(iii)    additional documents and information with respect to the Company and its affairs as Ameriprise may from time to time reasonably request.

Documents (other than final Prospectuses or supplements or amendments thereto for distribution to investors and the documents incorporated by reference therein) required to be delivered pursuant to this Agreement (to the extent any such documents are included in materials otherwise filed with the Commission) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto on the Company’s website on the Internet; or (ii) on which such documents are posted on the Company’s behalf on the website of the Commission or any other Internet or intranet website, if any, to which Ameriprise has access; provided that the Company shall notify Ameriprise of the posting of any such documents.

(j)    Sales Material. Deliver to Ameriprise from time to time, all advertising and supplemental sales material (whether designated solely for broker-dealer use or otherwise) proposed to be used or delivered in connection with the Offering, prior to the use or delivery to third parties of such material, and will not so use or deliver, in connection with the Offering, any such material to Ameriprise’s customers or registered representatives without Ameriprise’s prior written consent, which consent, in the case of material required by law, rule or regulation of any regulatory body including FINRA to be delivered, shall not be unreasonably withheld or delayed. The Company shall ensure that all advertising and supplemental sales literature used by Ameriprise will have received all required regulatory approval, which may include but is not limited to, the Commission, FINRA and state securities agencies, as applicable, prior to use by Ameriprise. For the avoidance of doubt, ordinary course communications with the Company’s stockholders, including without limitation, the delivery of annual and quarterly reports and financial information, dividend notices, reports of net asset value and information regarding the tax treatment of distributions and similar matters shall not be considered advertising and supplemental sales material, unless the context otherwise requires.

(k)    Use of Proceeds. Apply the proceeds from the sale of Shares substantially as set forth in the section of the Prospectus entitled “Estimated Use of Proceeds” and operate the business of the Company in all material respects in accordance with the descriptions of its business set forth in the Prospectus.

(l)    Prospectus Delivery. Within the time during which a prospectus relating to the Shares is required to be delivered under the Securities Act, the Company will comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the rules and regulations promulgated thereunder, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Prospectus. The Dealer Manager confirms that it is familiar with Rule 15c2-8 under the Exchange Act, relating to the distribution of preliminary and final prospectuses, and confirms that it has complied and will comply therewith in connection with the Offering of Shares contemplated by this Agreement, to the extent applicable.

(m)    Financial Statements. Make generally available to its stockholders as soon as practicable, but not later than the Availability Date, an earnings statement of the Company (in form complying with the provisions of Rule 158 under the Securities Act) covering a period of 12 months beginning after the Effective Date but not later than the first day of the Company’s fiscal quarter next following the Effective Date. For purposes of the preceding sentence, “Availability Date” means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter (or if either of such dates specified above is a day the Commission is not open to receive filings, then the next such day that the Commission is open to receive filings).

(n)    Compliance with Exchange Act. Comply with the requirements of the Exchange Act relating to the Company’s obligation to file and, as applicable, deliver to its stockholders periodic reports including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

(o)    Title to Property. The Company (or any partnership or joint venture holding title to a particular Property) will acquire good and marketable title to each Property to be owned by it, as described in the Prospectus and future supplements to the Prospectus, it being understood that the Company may incur debt with respect to Properties and other assets in accordance with the Prospectus; and except as stated in the Prospectus, the Company (or any such partnership or joint venture) will possess all licenses, permits, zoning exceptions and approvals, consents and orders of governmental, municipal or regulatory authorities required for the ownership of the Properties, and prior to the commencement of construction for the development of any vacant land included therein as contemplated by the Prospectus, except where the failure to possess any such license, permit, zoning exception or approval, consent or order could not be reasonably likely to cause a Material Adverse Effect.

(p)    Licensing and Compliance. The Company and the Dealer Manager covenant that any persons employed or retained by them to provide sales support or wholesaling services in support of Ameriprise or its clients shall be licensed in accordance with all applicable laws, will comply with all applicable federal and state securities laws and regulations, and will use only sales literature approved and authorized by the Company and the Dealer Manager.

(q)    Reimbursement Policy. The Company, the Dealer Manager and any agents of either, including any of the Dealer Manager’s wholesalers, shall comply in all material respects with (i) all applicable federal and state laws, regulations and rules and the rules of any applicable self-regulatory organization, including but not limited to, FINRA rules and interpretations governing cash and non-cash compensation, (ii) Ameriprise’s policies governing cash compensation and non-cash compensation as communicated in writing to the Dealer Manager, with respect to cash and non-cash payments to Ameriprise and associated persons of Ameriprise, and (iii) Ameriprise’s wholesaler reimbursement policy as communicated in writing to the Dealer Manager, as amended from time to time in Ameriprise’s sole discretion; provided that such policies comply with the rules and regulations of FINRA and the Dealer Manager is notified in writing of any changes to such policies.

(r)     Ameriprise Trade Names, Logos and Trademarks. Except as expressly provided herein, nothing herein shall be deemed to constitute a waiver by Ameriprise of any consent that would otherwise be required under this Agreement or applicable law prior to the use of Issuer Entity of any company name, trade name, trademark, service mark, or logo of Ameriprise or any person controlling, controlled by, or under common control with Ameriprise without the prior written consent of Ameriprise. Such trademarks include, without limitation, “Ameriprise,” “Ameriprise Financial,” “Ameriprise Financial Services,” “RiverSource,” and “Columbia.” Ameriprise reserves the right to withdraw its consent to the use of Ameriprise’s name at any time and to request to review any materials generated by the Issuer Entities that use Ameriprise’s name or mark. Any such consent is expressly subject to the continuation of this Agreement and shall terminate with the termination of this Agreement as provided herein.

5.    Covenants of Ameriprise. Ameriprise represents, warrants, covenants and agrees with the Company and the Dealer Manager as follows:

(a)    Organization. Ameriprise is duly organized and existing and in good standing under the laws of the state, commonwealth or other jurisdiction in which Ameriprise is organized.

(b)    Authorization. Ameriprise is empowered under applicable laws and by Ameriprise’s organizational documents to enter into this Agreement and perform all activities and services of Ameriprise provided for herein and that there are no impediments, prior or existing, or regulatory, self-regulatory, administrative, civil or criminal matters affecting Ameriprise’s ability to perform under this Agreement. The execution, delivery, and performance of this Agreement; the incurrence of the obligations set forth herein; and the consummation of the transactions contemplated herein, including the issuance and sale of the Shares, will not constitute a breach of, or default under, any agreement or instrument by which Ameriprise is bound, or to which any of its assets are subject, or any order, rule, or regulation applicable to it of any court, governmental body, or administrative agency having jurisdiction over it. All requisite actions have been taken to authorize Ameriprise to enter into and perform this Agreement.

(c)    Prospectus Delivery. Ameriprise confirms that it is familiar with Rule 15c2-8 under the Exchange Act and with state laws and regulations relating to the distribution of preliminary and final prospectuses, and confirms that it has complied and will comply therewith in connection with the Offering of the Shares contemplated by this Agreement, to the extent applicable. Ameriprise will deliver a copy of the Prospectus and all supplements thereto and any amended Prospectus to each investor to whom an offer is made prior to or simultaneously with the first solicitation of an offer to sell the Shares to an investor. Ameriprise agrees that it will not send or give any supplement to the Prospectus or any sales material to an investor unless it has previously sent or given a Prospectus and all previous supplements thereto and any amended Prospectus to that investor or has simultaneously sent or given a Prospectus and all previous supplements thereto and any amended Prospectus with such supplement to the Prospectus or sales materials.

(d)    Accuracy of Information. No information supplied by Ameriprise specifically for use in the Registration Statement will contain any untrue statements of a material fact or omit to state any material fact necessary to make such information not misleading.

(e)    No Additional Information. Ameriprise will not give any information or make any representation in connection with the Offering of the Shares other than that contained in the Prospectus, the Registration Statement, and any of the Company’s other filings under the Securities Act or the Exchange Act which are incorporated by reference into the Prospectus or filed as a supplement to the Prospectus or advertising and supplemental sales material contemplated by this Agreement and approved in advance in writing by the Company. Ameriprise agrees it shall use or disseminate only those approved advertising and sales materials pertaining to the Company that the Company has delivered to Ameriprise. Ameriprise agrees that it will not show or give to any investor or prospective investor or reproduce any material or writing which is supplied to it by the Dealer Manager and marked “dealer only,” “financial advisor use only” or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Shares to members of the public. Ameriprise agrees that it will not show or give to any investor or prospective investor in a particular jurisdiction any material or writing that is supplied to it by the Dealer Manager if such material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in such jurisdiction. Ameriprise agrees that it will not use in connection with the offer or sale of Shares any material or writing which relates to another company supplied to it by the Company or the Dealer Manager bearing a legend which states that such material may not be used in connection with the offer or sale of any securities other than the company to which it relates.

(f)    Sale of Shares. Ameriprise shall solicit purchasers of the Shares only in the jurisdictions in which Ameriprise has been advised by the Company (including pursuant to the Blue Sky Memorandum, and any updates thereto, delivered to Ameriprise pursuant to Section 4(d)) that such solicitations can be made and in which Ameriprise is qualified to so act. Ameriprise will not sell or distribute Shares or otherwise make any such Shares available in any jurisdiction outside of the United States unless Ameriprise receives prior written consent from Dealer Manager. Ameriprise acknowledges that the Dealer Manager will enter into similar agreements with other broker-dealers, which does not require the consent of Ameriprise.

(g)    License and Association Membership. Ameriprise’s acceptance of this Agreement constitutes a representation to the Company and the Dealer Manager that Ameriprise is a properly registered or licensed broker-dealer, duly authorized to sell Shares under federal and state securities laws and regulations, and foreign laws, if applicable, and in all states or jurisdictions where it offers or sells Shares, and that it is a member in good standing of FINRA. This Agreement shall automatically terminate if Ameriprise ceases to be a member in good standing of FINRA. Ameriprise agrees to notify the Dealer Manager and the Company immediately if Ameriprise ceases to be a member in good standing of FINRA. Ameriprise also hereby agrees to abide by the Rules of FINRA, including FINRA Rules 2040, 2111, 2121, 2310, 5110 and 5141, as amended.

(h)    Compliance with Laws. Ameriprise agrees to comply with all the applicable requirements imposed upon it under (i) the Securities Act, the Exchange Act and the rules and regulations of the Commission promulgated under both such acts, (ii) all applicable state securities laws and regulations as from time to time in effect, (iii) any other state, federal, foreign and other laws and regulations applicable to the Offering, the sale of Shares or the activities of Ameriprise pursuant to this Agreement, including without limitation the privacy standards and requirements of state and federal laws, including the Gramm-Leach-Bliley Act, and the laws governing money laundering abatement and anti-terrorist financing efforts, including the applicable rules of the Commission and FINRA, the Bank Secrecy Act, as amended, the USA Patriot Act, and regulations administered by the Office of Foreign Asset Control at the Department of the Treasury, and (iv) this Agreement and the Prospectus as amended and supplemented.

(i)    It is anticipated that (i) Ameriprise and Ameriprise’s officers, directors, managers, employees, owners, members, partners, home office diligence personnel or other agents of Ameriprise that are conducting a due diligence inquiry on behalf of Ameriprise and (ii) persons or committees, as the case may be, responsible for determining whether Ameriprise will participate in the Offering ((i) and (ii) are collectively, the “Diligence Representatives”) either have previously or will in the future have access to certain Confidential Information (as defined below) pertaining to the Company, the Dealer Manager, the Advisor, or their respective affiliates. Ameriprise agrees to keep, and to cause its Diligence Representatives to keep, all such Confidential Information strictly confidential and to not use, distribute or copy the same except in connection with Ameriprise’s due diligence inquiry. Ameriprise agrees to not disclose, and to cause its Diligence Representatives not to disclose, such Confidential Information to the public, or to Ameriprise’s sales staff, financial advisors, or any person involved in selling efforts related to the Offering or to any other unaffiliated third party and agrees not to use the Confidential Information in any manner in the offer and sale of the Shares. Ameriprise further agrees to use all reasonable precautions necessary to preserve the confidentiality of such Confidential Information, including, but not limited to (a) limiting access to such information to persons who have a need to know such information only for the purpose of Ameriprise’s due diligence inquiry and (b) informing each recipient of such Confidential Information of Ameriprise’s confidentiality obligation. Ameriprise acknowledges that Ameriprise or its Diligence Representatives may previously have received Confidential Information in connection with preliminary due diligence on the Company, and agrees that the foregoing restrictions shall apply to any such previously received Confidential Information. Ameriprise acknowledges that Ameriprise or its Diligence Representatives may in the future receive Confidential Information either in individual or collective meetings or telephone calls with the Company, and agrees that the foregoing restrictions shall apply to any Confidential Information received in the future through any source or medium. Ameriprise acknowledges the restrictions and limitations of Regulation F-D promulgated by the Commission and agrees that the foregoing restrictions are necessary and appropriate in order for the Company to comply therewith. Notwithstanding the foregoing, Confidential Information may be disclosed (a) if approved in writing for disclosure by the Company or the Dealer Manager, (b) pursuant to a subpoena or as required by law, or (c) as required by regulation, rule, order or request of any governing or self-regulatory organization (including the Commission or FINRA), provided that Ameriprise shall notify the Dealer Manager in advance if practicable under the circumstances of any attempt to obtain Confidential Information pursuant to provisions (b) and (c).

(j)    Compliance with Anti-Money Laundering Rules and Regulations. Ameriprise hereby represents that it has complied and will comply with Section 326 of the USA Patriot Act and the implementing rules and regulations promulgated thereunder in connection with broker/dealers’ anti-money laundering obligations. Ameriprise hereby represents that it has adopted and implemented, and will maintain a written anti-money laundering compliance program (“AML Program”) including, without limitation, anti-money laundering policies and procedures relating to customer identification in compliance with applicable laws and regulations, including federal and state securities laws, applicable rules of FINRA, and the USA Patriot Act and the implementing rules and regulations promulgated thereunder. In accordance with these applicable laws and regulations and its AML Program, Ameriprise agrees to verify the identity of its new customers; to maintain customer records; and to check the names of new customers against government watch lists, including the Office of Foreign Asset Control’s list of Specially Designated Nationals and Blocked Persons. Additionally, Ameriprise will monitor account activity to identify patterns of unusual size or volume, geographic factors and any other “red flags” described in the USA Patriot Act as potential signals of money laundering or terrorist financing. Ameriprise will submit to the Financial Crimes Enforcement Network any required suspicious activity reports about such activity and further will disclose such activity to applicable federal and state law enforcement when required by law. Upon reasonable request by the Dealer Manager, Ameriprise hereby agrees to furnish a certification of its compliance with applicable rules and regulations related to anti-money laundering.

(k)    Privacy. Ameriprise agrees to abide by and comply in all respects with (a) the privacy standards and requirements of the Gramm-Leach-Bliley Act and applicable regulations promulgated thereunder and (b) the privacy standards and requirements of any other applicable federal or state law, including the Fair Credit Reporting Act (“FCRA”), each as may be amended from time to time.

The parties hereto acknowledge that from time to time, Ameriprise may share with the Company and the Company may share with Ameriprise nonpublic personal information (as defined under the Gramm-Leach-Bliley Act) of customers of Ameriprise. This nonpublic personal information may include, but is not limited to a customer’s name, address, telephone number, social security number, account information and personal financial information. Ameriprise shall only be granted access to such nonpublic personal information of each of its customers that pertains to the period or periods during which Ameriprise served as the broker-dealer of record for such customer’s account. Ameriprise, the Dealer Manager and the Company shall not disclose nonpublic personal information of any customers who have opted out of such disclosures, except (a) to service providers (when necessary and as permitted under the Gramm-Leach-Bliley Act), (b) to carry out the purposes for which one party discloses such nonpublic personal information to another party under this Agreement (when necessary and as permitted under the Gramm-Leach-Bliley Act) or (c) as otherwise required by applicable law. Any nonpublic personal information that one party receives from another party shall be subject to the limitations on usage described in this Section 5(l).

(l)    Undertaking to Not Facilitate a Secondary Market in the Shares. Ameriprise acknowledges that there is no public trading market for the Shares and that there are limits on the ownership, transferability and redemption of the Shares, which significantly limit the liquidity of an investment in the Shares. Ameriprise also acknowledges that the Company’s Share Repurchase Plan (the “Plan”) provides only a limited opportunity for investors to have their Shares purchased by the Company and that the Company’s board of directors may, in its sole discretion, amend, suspend, or terminate the Plan at any time in accordance with the terms of the Plan. Ameriprise hereby agrees that so long as the Company is offering Shares under a Registration Statement filed with the Commission and the Company has not listed the Shares on a national securities exchange, Ameriprise will not engage in any action or transaction that would facilitate or otherwise create the appearance of a secondary market in the Shares without the prior written approval of the Dealer Manager.

(m)    Notice of Claim, Action or Proceeding. Ameriprise shall notify the Dealer Manager and the Company, promptly in writing, of any written claim or complaint or any enforcement action or other proceeding directed to and received by Ameriprise or any of its affiliates with respect to Shares offered hereunder against Dealer or its principals, affiliates, officers, directors, employees or agents, or any person who controls Dealer, within the meaning of Section 15 of the Securities Act.

(n)    Use of Company and Nuveen Names. Except as expressly provided herein, nothing herein shall be deemed to constitute a waiver by the Dealer Manager or the Company of any consent that would otherwise be required under this Agreement or applicable law prior to the use of Ameriprise of the name or identifying marks of the Company, the Dealer Manager, “Nuveen” or TH Real Estate (or any combination or derivation thereof). The Company reserves the right to withdraw its consent to the use of the Company’s name at any time and to request to review any materials generated by Ameriprise that use the Company’s or Nuveen’s name or mark. Any such consent is expressly subject to the continuation of this Agreement and shall terminate with the termination of this Agreement as provided herein.

6.    Payment of Expenses.

(a)    Expenses. Whether or not the transactions contemplated in this Agreement are consummated or if this Agreement is terminated, the Company and/or the Dealer Manager will pay or cause to be paid, in addition to the compensation described in Section 3(e) (which Ameriprise may retain up to the point of termination unless this Agreement is terminated without any Shares being sold, in which case no such compensation shall be paid), all fees and expenses incurred in connection with the formation, qualification and registration of the Company and in marketing, distributing and processing the Shares under applicable Federal and state law, and any other fees and expenses actually incurred and directly related to the Offering and the Company’s other obligations under this Agreement, including such fees and expenses as: (i) the preparing, printing, filing and delivering of the Registration Statement (as originally filed and all amendments thereto) and of the Prospectus and any amendments thereof or supplements thereto and the preparing and printing of this Agreement and Order Forms, including the cost of all copies thereof and any financial statements or exhibits relating to the foregoing supplied to Ameriprise in quantities reasonably requested by Ameriprise; (ii) the preparing and printing of the subscription material and related documents and the filing and/or recording of such certified certificates or other documents necessary to comply with the laws of the State of Maryland for the formation of a corporation and thereafter for the continued good standing of the Company; (iii) the issuance and delivery of the Shares, including any transfer or other taxes payable thereon; (iv) the qualification or registration of the Shares under state securities or “blue sky” laws; (v) the filing fees payable to the Commission and to FINRA; (vi) the preparation and printing of advertising material in connection with and relating to the Offering, including the cost of all sales literature and investor and broker-dealer sales and information meetings; (vii) the cost and expenses of counsel and accountants of the Company; and (viii) subject to Section 6(d), and as mutually agreed upon, Ameriprise’s costs of the facilitation of the marketing of the Shares and the ownership of such Shares by Ameriprise’s customers, including fees to attend Company-sponsored conferences; and (ix) any other expenses of issuance and distribution of the Shares.

(b)    Ad Hoc Requests. From time to time, the Issuer Entities may make requests that can reasonably be regarded as being related to but separate from the services contemplated by this Agreement (the “Services”) or that otherwise fall outside the ordinary course of business relationships such as the one contemplated under this Agreement (“Ad Hoc Requests”). Examples of Ad Hoc Requests include, but are not limited to, requests that would require Ameriprise to implement information technology modifications, participate in or respond to audits, inspections or compliance reviews, or respond to or comply with document requests. To the extent that Ameriprise’s compliance with an Ad Hoc Request would cause Ameriprise to incur additional material expenses, the Company and Ameriprise will mutually agree as to the payment of such expenses between the parties. Ameriprise reserves the right to refuse to comply with an Ad Hoc Request if the parties are unable to reach an agreement on payment of reasonable expenses unless payment of such expenses would violate FINRA rules and provided that consent to an agreement has not been unreasonably withheld; it being understood that consent shall not be deemed to be unreasonably withheld if the payment for such Ad Hoc Requests, individually or when aggregated with other amounts to be paid to Ameriprise pursuant to this Agreement, would violate FINRA rules. Payment for Ad Hoc Requests will be separate from and above the payments for the Services but shall be included as applicable, when calculating total compensation paid to Ameriprise for purposes of the limitations described in Section 6(d) hereof.

(c)    Calculation of Expenses. Ameriprise will have the sole responsibility, and Ameriprise’s records will provide the sole basis for calculating expenses (including, but not limited to, wholesaler reimbursements, conference fees and the fees addressed in Sections 6(a) and (b) of this Agreement) for which Ameriprise provides invoices under this Agreement. However, the Issuer Entities may provide records to assist Ameriprise in its calculations.

(d)    Limitations. The Issuer Entities and Ameriprise acknowledge that the Issuer Entities and AEIS, an affiliate of Ameriprise, are parties to that certain Cost Reimbursement Agreement, dated as of the date hereof (the “Cost Reimbursement Agreement”), pursuant to which the parties have agreed to certain cost reimbursement services. The Issuer Entities and Ameriprise acknowledge and agree that the total compensation paid to Ameriprise and AEIS by the Issuer Entities in connection with the Offering pursuant hereto and the Cost Reimbursement Agreement shall not exceed the limitations prescribed by FINRA, including the 10% limitation prescribed by FINRA Rule 2310 on underwriting compensation (the “FINRA 10% Limitation”), which is calculated with respect to the gross proceeds from sales of Shares by Ameriprise in the Offering (except for Shares sold pursuant to the DRIP). The Company and the Dealer Manager agree to monitor the payment of all fees and expense reimbursements to assure that FINRA limitations are not exceeded. The Dealer Manager agrees to use its commercially reasonable efforts to limit underwriting compensation other than the Selling Commissions, dealer manager fees and the Stockholder Servicing Fees described in the Prospectus to an amount that is designed to prevent total underwriting compensation paid in connection with the Offering, when measured at or following the completion of the Offering, from reaching the FINRA 10% Limitation prior to the date that the 6.5% limitation has been reached with respect to all Class T Shares sold by Ameriprise. Accordingly, if at any time during the term of the Offering, the Company determines in good faith that any payment to Ameriprise pursuant to this Agreement could result in a violation of the applicable FINRA regulations, the Company or the Dealer Manager shall promptly notify Ameriprise, and the Company, the Dealer Manager and Ameriprise agree to cooperate with each other to implement such measures as they determine are necessary to ensure continued compliance with applicable FINRA regulations. For the avoidance of doubt, if the Company or the Dealer Manager determines in good faith that any payment to Ameriprise pursuant to this Agreement could result in a violation of the applicable FINRA regulations and there is a dispute as to whether Ameriprise will return such payment to the Company or the Dealer Manager in order to ensure continued compliance with applicable FINRA regulations, then Ameriprise agrees that Ameriprise shall return such payment or payments necessary to ensure continued compliance with applicable FINRA regulations. However, nothing in this Agreement shall relieve Ameriprise of its obligations to comply with FINRA Rule 2310.

7.    Conditions of Ameriprise’s Obligations. Ameriprise’s obligations hereunder shall be subject to the continued accuracy throughout the Effective Term of the representations, warranties and agreements of the Company, to the performance by the Company of its obligations hereunder and to the following terms and conditions:

(a)    Effectiveness of Registration Statement. The Registration Statement shall have initially become effective not later than 5:30 P.M., Eastern time, on the date of this Agreement and, at any time during the term of this Agreement, no stop order shall have been issued or proceedings therefor initiated or threatened by the Commission; and all requests for additional information on the part of the Commission and state securities administrators shall have been complied with and no stop order or similar order shall have been issued or proceedings therefor initiated or threatened by any state securities authority in any jurisdiction in which the Company intends to offer Shares.

(b)    Closings. The Company and the Dealer Manager will deliver or cause to be delivered to Ameriprise (or to AEIS as agent of Ameriprise), as a condition of Ameriprise’s obligations hereunder, those documents as described in this Section 7 as of the date hereof and, as applicable, on or before the fifth business day following the effective date of each post-effective amendment to the Registration Statement filed by the Company prior to the earlier of the termination of the Primary Offering or the termination of this Agreement (each such date, a “Documented Closing Date”); provided that if a Documented Closing Date has not occurred within ninety (90) days of the previous Documented Closing Date, the 90th day following the previous Documented Closing Date shall be deemed to be a Documented Closing Date through the termination of the Primary Offering, and also provided, further, that the earlier to occur of the date on which (i) the Company terminates the Primary Offering or (ii) this Agreement is otherwise terminated by any party shall also be deemed to be a Documented Closing Date, and the Company and the Dealer Manager will deliver or cause to be delivered to Ameriprise (or to AEIS as agent of Ameriprise), those documents as described in Section 7 on or before the tenth business day following such date.

(c)    Stop Orders. On the Effective Date and during the Effective Term no order suspending the sale of the Shares in any jurisdiction nor any stop order issued by the Commission shall have been issued, and on the Effective Date and during the Effective Term no proceedings relating to any such suspension or stop orders shall have been instituted, or to the knowledge of the Company, shall be contemplated.

(d)    Confirmation. As of the date hereof and at each Documented Closing Date, as the case may be:

(i)    the representations and warranties of each of the Issuer Entities in the Agreement shall be true and correct with the same effect as if made on the date hereof or the Documented Closing Date, as the case may be, and each of the Issuer Entities have performed all covenants or conditions on their part to be performed or satisfied at or prior to the date hereof or respective Documented Closing Date;

(ii)    the Registration Statement (and any amendments or supplements thereto and any documents incorporated by reference therein) does not include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus (and any amendments or supplements thereto and any documents incorporated by reference therein) does not include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(iii)    except as set forth in the Prospectus, there shall have been no material adverse change in the business, properties, prospects or condition (financial or otherwise) of the Company subsequent to the date of the latest balance sheets provided in the Registration Statement and the Prospectus; and

(iv)    since the date hereof, no event has occurred which should have been set forth in an amendment or supplement to the Prospectus in order to cause such Prospectus not to contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but which has not been so set forth.

Ameriprise shall receive a certificate dated the date hereof and each Documented Closing Date, as the case may be, confirming the above.

If any of the conditions specified in this Agreement shall not have been fulfilled when and as required by this Agreement, all Ameriprise’s obligations hereunder and thereunder may be canceled by Ameriprise by notifying the Company of such cancellation in writing or by telecopy at any time, and any such cancellation or termination shall be without liability of any party to any other party except as otherwise provided in Section 9 of this Agreement. All certificates, letters and other documents referred to in this Agreement will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to Ameriprise and Ameriprise’s counsel. The Company will furnish Ameriprise with conformed copies of such certificates, letters and other documents as Ameriprise shall reasonably request.

(e)    Information on Share Classes. The Issuer Entities shall provide Ameriprise with an update at such time as the total Selling Commissions, dealer manager fees and Stockholder Servicing Fees for the sale and servicing of the Shares for the sale to any single purchaser reach their cap. The Issuer Entities shall make a report available to Ameriprise with such information upon written request throughout the Offering.

8.    Indemnification.

(a)    The Issuer Entities will each jointly and severally indemnify and hold Ameriprise, any controlling person (as defined in either Section 15 of the Securities Act or in Section 20 of the Exchange Act) (“Controlling Person”) of Ameriprise, and its respective officers, directors, employees, and agents harmless from any loss, cost, damages or reasonable expense (including court costs and attorneys’ fees) incurred by the Ameriprise attributable to:

(i)    an untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement (or any amendment thereto) or in the Prospectus (as from time to time amended or supplemented) or any related preliminary prospectus; (ii) in any application or other document (in this Section 8 collectively called “Application”) executed by an Issuer Entity or based upon information furnished by an Issuer Entity and filed in a jurisdiction in order to qualify the Shares under the securities laws there of; (iii) in the Company’s periodic reports such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and current reports on Form 8-K; or (iv) or any material produced by an Issuer Entity and provided to the Ameriprise for use in connection with the Offering or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that neither the Issuer Entities or any affiliate thereof shall be liable in any such case to the extent that any such losses, claims, damages, judgments or liabilities or expenses arise directly out of or are specifically based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Issuer Entity by Ameriprise expressly for use therein;

(ii)    a breach of any representation or warranty made by the Issuer Entities pursuant to this Agreement; or

(iii)    any default by the Company in any of its obligations or covenants under this Agreement.

Notwithstanding the foregoing, no indemnification by an Issuer Entity shall be permitted under this Agreement for, or arising out of, an alleged violation of federal or state securities laws, unless one or more of the following conditions are met: (1) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (3) a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Commission and of the published position of any state securities regulatory authority in which the securities were offered or sold as to indemnification for violations of securities laws.

(b)    Ameriprise will indemnify and hold each Issuer Entity, any Controlling Person of the Issuer Entity and its respective officers, directors, employees, and agents harmless from any loss, cost, damages or reasonable expense (including court costs and attorneys’ fees) incurred by the Issuer Entity attributable to:

(i)    an untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement (or any amendment thereto) or in the Prospectus (as from time to time amended or supplemented) or any related preliminary prospectus; (ii) in any Application or other document executed by an Issuer Entity or based upon information furnished by Ameriprise and filed by an Issuer Entity in a jurisdiction in order to qualify the Shares under the securities laws there of; (iii) in the Company’s periodic reports such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and current reports on Form 8-K; or (iv) or any material produced by an Issuer Entity and provided to Ameriprise for use in connection with the Offering or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to an Issuer Entity by Ameriprise expressly for use therein;

(ii)    a material breach of any representation or warranty made by the Ameriprise pursuant to this Agreement; or

(iii)    any default by Ameriprise in any of its obligations or covenants under this Agreement.

(c)    Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought under this Section 8 (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)    Ameriprise acknowledges and agrees that this Section 8 constitutes the entire and only indemnification agreement among the parties hereto and that the indemnification provided to “Dealers” under the Dealer Manager Agreement shall not apply to any of Ameriprise, its Controlling Person or its respective officers, directors, employees and agents.

9.    Limitation on Liability.

IN NO EVENT WILL ANY PARTY BE LIABLE TO ANY OTHER PARTY OR ANY THIRD PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL, OR INDIRECT DAMAGES (INCLUDING BUT NOT LIMITED TO LOST PROFITS), EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES.

10.    Representations and Agreements to Survive. All representations and warranties contained in this Agreement or in certificates and all agreements contained in Sections 3(e), 5(f), 6, 8, 9, 10, 11, 14 and 18 of this Agreement shall remain operative and in full force and effect regardless of any investigation made by any party, and shall survive the termination of this Agreement.

11.    Effective Date, Term and Termination of this Agreement.

(a)    This Agreement shall become effective as of the date it is executed by all parties hereto. After this Agreement becomes effective, any party may terminate it at any time for any reason by giving two days’ prior written notice to the other parties. Ameriprise will suspend or terminate the offer and sale of Shares as soon as practicable after being requested to do so by the Company or the Dealer Manager at any time.

(b)    Additionally, Ameriprise shall have the right to terminate this Agreement at any time during the Effective Term without liability of any party to any other party except as provided in Section 10(c) hereof if: (i) any representations or warranties of any Issuer Entity hereunder shall be found to have been incorrect; or (ii) any Issuer Entity shall fail, refuse or be unable to perform any condition of its obligations hereunder, or (iii) the Prospectus shall have been amended or supplemented despite Ameriprise’s objection to such amendment or supplement, or (iv) the United States shall have become involved in a war or major hostilities or a material escalation of hostilities or acts of terrorism involving the United States or other national or international calamity or crisis (other than hostilities including Iraq and Afghanistan); or (v) a banking moratorium shall have been declared by a state or federal authority or person; or (vi) the Company shall have sustained a material or substantial loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not said loss shall have been insured, will in Ameriprise’s good faith opinion make it inadvisable to proceed with the offering and sale of the Shares; or (vii) there shall have been, subsequent to the dates information is given in the Registration Statement and the Prospectus, such change in the business, properties, affairs, condition (financial or otherwise) or prospects of the Company whether or not in the ordinary course of business or in the condition of securities markets generally as in Ameriprise’s good faith judgment would make it inadvisable to proceed with the offering and sale of the Shares, or which would materially adversely affect the operations of the Company.

(c)    In the event this Agreement is terminated by any party pursuant to Sections 11(a) or 11(b) hereof, the Company shall pay all expenses of the Offering as required by Section 6 hereof and no party will have any additional liability to any other party except for any liability which may exist under Sections 3(e) and 8 hereof. Following the termination of the Offering, in no event will the Company be liable to reimburse Ameriprise for expenses other than as set forth in the previous sentence and Ameriprise’s actual and reasonable out-of-pocket expenses incurred following the termination of the Offering, including, without limitation, the cost of data transmissions and other related client transmissions.

(d)    If Ameriprise elects to terminate this Agreement as provided in this Section 11, Ameriprise shall notify the Company promptly by telephone or facsimile with confirmation by letter. If the Company elects to terminate this Agreement as provided in this Section 11, the Company shall notify Ameriprise promptly by telephone or facsimile with confirmation by letter.

12.    Notices.

(a)    All communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to an Issuer Entity shall be mailed, emailed, faxed or personally delivered,

If to the Company:

Nuveen Global Cities REIT, Inc.

730 Third Avenue, 3rd Floor

New York, NY 10017

Attention: President

If to the Dealer Manager:

Nuveen Securities, LLC

Attn: Shanita Smith

333 W. Wacker Drive

Chicago, IL 60606

Email: shanita.smith@nuveen.com

With a copy to:

Nuveen Securities, LLC

Attn: Keith Jones

100 Park Avenue

New York, NY 10017

Email: keith.jones@nuveen.com

With an additional copy to:

Legal Counsel

100 Park Avenue

New York, NY 10017

Notices sent to Ameriprise shall be mailed, or personally delivered, to 369 Ameriprise Financial Center, Minneapolis, MN 55474, Attention: Frank McCarthy (Telephone: 612-678-4683; Email: frank.a.mccarthy@ampf.com or Facsimile: 612-671-2261).

(b)    Notice shall be deemed to be given by any respective party to any other respective party when it is mailed, emailed, faxed or personally delivered as provided in Section 12(a).

13.    Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon Ameriprise, the Issuer Entities, and the Controlling Persons, officers, directors, employees and agents referred to in Section 8 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. Notwithstanding the foregoing, this Agreement may not be assigned without the consent of the parties hereto.

14.    Choice of Law and Arbitration.

(a)    Regardless of the place of its physical execution or performance, the provisions of this Agreement will in all respects be construed according to, and the rights and liabilities of the parties hereto will in all respects be governed by, the substantive laws of New York without regard to and exclusive of New York’s conflict of laws rules.

(b)    Any dispute between the parties concerning this Agreement not resolved between the parties will be arbitrated in accordance with the rules and regulations of FINRA. In the event of any dispute between Ameriprise and any Issuer Entity, Ameriprise and such Issuer Entity will continue to perform its respective obligations under this Agreement in good faith during the resolution of such dispute unless and until this Agreement is terminated in accordance with the provisions hereof.

15.    Counterparts. This Agreement may be signed by the parties hereto in two or more counterparts, each of which shall be deemed to be an original, which together shall constitute one and the same Agreement among the parties.

16.    Finders’ Fees. Ameriprise shall have no liability for any finders’ fees owed in connection with the transactions contemplated by this Agreement.

17.    Severability. Any provision of this Agreement, which is invalid or unenforceable in any jurisdiction, shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

18.    Use and Disclosure of Confidential Information. Notwithstanding anything to the contrary contained in this Agreement, and in addition to and not in lieu of other provisions in this Agreement:

(a)    “Confidential Information” includes, but is not limited to, (i) all proprietary and confidential information of any party to this Agreement and its subsidiaries, affiliates, and licensees, including without limitation all information regarding the business and affairs of Ameriprise, the Company, the Dealer Manager, the Advisor or their respective affiliates (including, without limitation, historical financial statements, financial projections and budgets, investment-related information, models, budgets, plans, and market studies, however documented); (ii) all confidential data, current and planned research and development, current and planned methods and processes, marketing lists or strategies, slide presentations, business plans, however documented, belonging to Ameriprise, the Company, the Dealer Manager, the Advisor or their respective affiliates; (iii) any information marked or designated “Confidential—For Due Diligence Purposes Only”; (iv) all information regarding its customers and the customers of its subsidiaries, affiliates, or licensees; the accounts, account numbers, names, addresses, social security numbers or any other personal identifier of such customers; and (v) any notes, analysis, compilations, studies, summaries and other material containing or based, in whole or in part, on any information included in the foregoing. Confidential Information will not include information that is (a) in or becomes part of the public domain, except when such information is in the public domain due to disclosure by any party that violates the terms of this Agreement, (b) demonstrably known to any party to this Agreement prior to the date of this Agreement, (c) independently developed by a party to this Agreement in the ordinary course of business without reference to or reliance upon any Confidential Information furnished by any party to this Agreement, or (d) rightfully and lawfully obtained by any party to this Agreement or from any third party other than any party to this Agreement without restriction and without breach of this Agreement.

(b)    Each party agrees that it may not use or disclose Confidential Information for any purpose other than to carry out the purpose for which Confidential Information was provided to it as set forth in this Agreement and/or as may otherwise be required or compelled by applicable law, regulation or court order, and agrees to cause its respective parent company, subsidiaries and affiliates, and consultants or other entities, including its directors, officers, employees and designated agents, representatives or any other party retained for purposes specifically and solely related to the use or evaluation of Confidential Information as provided for in this Section 18 (“Representatives”) to limit the use and disclosure of Confidential Information to that purpose. If any party or any of its respective Representatives is required or compelled by applicable law, regulation, court order, decree, subpoena or other validly issued judicial or administrative process to disclose Confidential Information, such party shall use commercially reasonable efforts to notify the appropriate party of such requirement prior to making the disclosure.

(c)    Each party agrees to implement reasonable measures designed (i) to assure the security and confidentiality of Confidential Information; (ii) to protect Confidential Information against any anticipated threats or hazards to the security or integrity of such information; (iii) to protect against unauthorized access to, or use of, Confidential Information that could result in substantial harm or inconvenience to any customer; (iv) to protect against unauthorized disclosure of non-public personal information to unaffiliated third parties; and (v) to otherwise ensure its compliance with all applicable domestic, foreign and local laws and regulations (including, but not limited to, the Gramm-Leach-Bliley Act, Regulation S-P and Massachusetts 201 C.M.R. Sections 17.00-17.04, as applicable) and any other legal, regulatory or SRO requirements. Each party further agrees to cause all of its respective Representatives or any other party to whom it may provide access to or disclose Confidential Information to implement appropriate measures designed to meet the objectives set forth in this paragraph. Each party agrees that if there is a breach or threatened breach of the provisions of this Section 18, the other party may have no adequate remedy in money or damages and accordingly shall be entitled to seek injunctive relief and any other appropriate equitable remedies for any such breach without proof of actual injury. Each party further agrees that it shall not oppose the granting of such relief and that it shall not seek, and agrees to waive any requirement for, the posting of any bond in connection therewith. Such remedies shall not be deemed to be the exclusive remedies for any breaches of the provisions of this Section 18 by a party or its respective representatives, and shall be in addition to all other remedies available at law or in equity.

(d)    Upon a party’s request, the other parties shall promptly return to the requesting party any Confidential Information (and any copies, extracts, and summaries thereof) of which it is in possession, or, with the requesting party’s written consent, shall promptly destroy, in a manner satisfactory to the requesting party, such materials (and any copies, extracts, and summaries thereof) and shall further provide the requesting party with written confirmation of same; provided, that, each of the other parties shall be permitted to (i) retain all or any portion of the Confidential Information, in accordance with the confidentiality obligations specified in this Section 18, to the extent required by applicable law or regulatory authority; and (ii) retain or use any such Confidential Information in connection with investigating or defending itself against allegations or claims made or threatened by regulatory authorities under applicable securities laws if reasonably necessary; provided that, promptly upon receiving any such demand or request and, to the extent it may legally do so, such receiving party advises the disclosing party of such demand or request prior to making such disclosure.

19.    ERISA Matter. The parties agree as follows:

(a)    Ameriprise is a broker-dealer registered under the Exchange Act.

(b)    To the extent Ameriprise (or its registered representatives) uses or relies on any of the information, tools and materials that the Dealer Manager, the Company, the Advisor, the sponsor of the Company or each of their respective affiliates and related parties (collectively, the “Company Parties”) provides directly to Ameriprise (or its registered representatives), without direct charge, for use in connection with Ameriprise’s “Retirement Customers” (which include a plan, plan fiduciary, plan participant or beneficiary, individual retirement account (“IRA”) or IRA owner subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”) or Section 4975 of the Code, Ameriprise will be responsible for exercising independent judgment in evaluating the retirement account transaction.

(c)    Certain of the Company Parties have financial interests associated with the purchase of Shares, including the fees, expense reimbursements and other payments they anticipate receiving in connection with the purchase of Shares, as described in the Prospectus.

(d)    To the extent that Ameriprise recommends the purchase, sale or holding of Shares to its Retirement Customers, Ameriprise is responsible for exercising independent judgment with respect to any such recommendation it makes to its Retirement Customers.

(e)    Ameriprise is independent of Dealer Manager and Dealer Manager is not undertaking to provide impartial investment advice to Ameriprise or its Retirement Customers.

20.    Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter contained in this Agreement, including any information related to the subject matter of this Agreement exchanged between the parties prior to the Effective Date of this Agreement, and supersedes all previous agreements, promises, proposals, representations, understandings and negotiations, whether written or oral, between the Parties respecting such subject matter, and in particular (but not limited to) that Mutual Confidentiality Agreement dated February 12, 2019 between Ameriprise and the Company. In the event of a direct conflict between the term(s) of the Dealer Manager Agreement and this Agreement, this Agreement shall control.

21.    Amendments. This Agreement shall only be amended upon written agreement executed by each of the parties hereto.

22.    Additional Offerings. The terms of this Agreement may be extended to cover additional offerings of shares of the Company by the execution by the parties hereto of an addendum identifying the shares and registration statement relating to such additional offering. Upon execution of such addendum, the terms “Shares”, “Offering”, “Registration Statement” and “Prospectus” set forth herein shall be deemed to be amended as set forth in such addendum.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

NUVEEN GLOBAL CITIES REIT, INC.

By:	/s/ Keith A. Jones
Name:	Keith A. Jones
Title:	Executive Officer

NUVEEN SECURITIES, LLC

By:	/s/ Keith A. Jones
Name:	Keith A. Jones
Title:	Senior Managing Director

AMERIPRISE FINANCIAL SERVICES, INC.

By:	/s/ Frank McCarthy
Name:	Frank A. McCarthy
Title:	Senior Vice President and General Manager